                                                                   EXHIBIT 99.4

DEBTOR:  CAPE MAY LIGHT, L.L.C.                    CASE NUMBER:  01-10961 (EIK)


                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached February Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ NICHOLAS J. DAVISON
----------------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  CAPE MAY LIGHT, L.L.C.                    CASE NUMBER:  01-10961 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to February Monthly Operating Report



20-Mar-02                                    Summary Of Bank, Investment & Petty Cash Accounts                         Attachment 1
  7:53 PM                                                 Cape May Light, L.L.C.
Summary                                                   Case No: 01-10961 (EIK)                                         UNAUDITED
Cape May Light, LLC                                   For Month Of February, 2002


                                                    Balances
                                        ------------------------------      Receipts &           Bank
                                          Opening          Closing          Disbursements        Statements         Account
Account                                 As Of 2/01/02    As Of 2/28/02      Included             Included           Reconciled
-------                                 -------------    -------------      -------------        ----------         ----------
American Classic Voyages Co.                     0.00             0.00      No -                 No -               No -
Bank of America                                                             Account              Account            Account
Account # - 0030 6982 7205                                                  Closed               Closed             Closed

Cape May Light Escrow                      785,839.00       785,839.00      No - Account is      No - Account is    No
US Dept of Transportation                                                   Under Control        Under Control
Maritime Administration                                                     of Maritime          of Maritime
                                                                            Administration       Administration -
                                                                                                 No Statements

American Classic Voyages Co.                     0.00             0.00      No -                 No -               No -
Bank of America                                                             Account              Account            Account
Account # - 0041 6103 2379                                                  Closed               Closed             Closed

Cape May Light                                   0.00             0.00      No -                 No - Not           No -
Petty Cash                                                                  No Activity          A Bank             No Activity
                                                                                                 Account


20-Mar-02                       Concentration & Investment Account Statements                                          Attachment 2
 7:25 PM                                 Cape May Light, L.L.C.
Summary                                    Case No: 01-10961 (EIK)
Cape May Light, LLC                      For Month Of February, 2002
Attach 2



  No Receipts or Disbursements Due To No Bank Activity or Investment Accounts

  20-Mar-02                      Concentration & Investment Account Statements                                        Attachment 3
   7:25 PM                                Cape May Light, L.L.C.
Summary                                     Case No: 01-10961 (EIK)
Cape May Light, LLC                       For Month Of February, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 20-MAR-02 15:07:58
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: FEB-02

currency USD
Company=31 (CAPE MAY LIGHT)


                                                 PTD-Actual
                                                 28-Feb-02
                                                -----------
Revenue
Gross Revenue                                          0.00
Allowances                                             0.00
                                                -----------
Net Revenue                                            0.00

Operating Expenses
Air                                                    0.00
Hotel                                                  0.00
Commissions                                            0.00
Onboard Expenses                                  (2,888.12)
Passenger Expenses                                     0.00
Vessel Expenses                                    8,469.21
Layup/Drydock Expense                                  0.00
Vessel Insurance                                     700.00
                                                -----------
Total Operating Expenses                           6,281.09

                                                -----------
Gross Profit                                      (6,281.09)

SG&A Expenses
Sales & Marketing                                      0.00
Pre-Opening Costs                                      0.00
                                                -----------
Total SG&A Expenses                                    0.00

                                                -----------
EBITDA                                            (6,281.09)

Depreciation                                           0.00
                                                -----------
Operating Income                                  (6,281.09)

Other Expense/(Income)
Interest Income                                        0.00
Interest Expense                                   9,021.01
Equity in Earnings for Sub                             0.00
Reorganization expenses                                0.00
                                                -----------
Total Other Expense/(Income)                       9,021.01

                                                -----------
Net Pretax Income/(Loss)                         (15,302.10)

Income Tax Expense                                     0.00

                                                -----------
Net Income/(Loss)                                (15,302.10)
                                                ===========


AMCV US SET OF BOOKS                                   Date: 20-MAR-02 12:51:08
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: FEB-2

currency USD
Company=31 (CAPE MAY LIGHT)


                                                   YTD-Actual                     YTD-Actual
                                                   28-Feb-02                      22-Oct-01
                                                ---------------                ---------------

ASSETS

Cash and Equivalent                                        0.00                      29,003.54

Restricted Cash                                      785,839.00                     785,839.00

Accounts Receivable                                   15,651.15                      15,651.15

Inventories                                          709,924.11                     750,424.74

Prepaid Expenses                                      69,343.83                      71,343.83

Other Current Assets                                       0.00                           0.00

                                                ---------------                ---------------
Total Current Assets                               1,580,758.09                   1,652,262.26

Fixed Assets                                      42,033,338.72                  42,033,338.72

Accumulated Depreciation                            (550,825.00)                   (550,825.00)

                                                ---------------                ---------------
Net Fixed Assets                                  41,482,513.72                  41,482,513.72

Net Goodwill                                               0.00                           0.00

Intercompany Due To/From                         (12,384,139.14)                (12,278,102.19)

Net Deferred Financing Fees                        2,521,238.98                   2,559,333.82

Net Investment in Subsidiaries                             0.00                           0.00

                                                ---------------                ---------------
Total Other Assets                                (9,862,900.16)                 (9,718,768.37)

                                                ---------------                ---------------
Total Assets                                      33,200,371.65                  33,416,007.61
                                                ---------------                ---------------


AMCV US SET OF BOOKS                                   Date: 20-MAR-02 12:51:08
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: FEB-2

currency USD
Company=31 (CAPE MAY LIGHT)


                                                   YTD-Actual                    YTD-Actual
                                                   28-Feb-02                     22-Oct-01
                                                ---------------                ---------------
LIABILITIES

Accounts Payable                                         324.10                      18,286.96

Accrued Liabilities                                  449,394.78                     454,710.16

Deposits                                                   0.00                           0.00

                                                ---------------                ---------------
Total Current Liabilities                            449,718.88                     472,997.12

Long Term Debt                                             0.00                           0.00

Other Long Term Liabilities                                0.00                           0.00

                                                ---------------                ---------------
Total Liabilities                                    449,718.88                     472,997.12

OTHER

Liabilities Subject to Compromise                 39,927,754.81                  39,937,580.57

                                                ---------------                ---------------
Total Other                                       39,927,754.81                  39,937,580.57

OWNER'S EQUITY

Common Stock                                               0.00                           0.00

Add'l Paid In Capital                                      0.00                           0.00

Current Net Income (Loss)                            (87,021.06)                 (2,857,115.19)

Retained Earnings                                 (7,090,080.98)                 (4,137,454.89)

                                                ---------------                ---------------
Total Owner's Equity                              (7,177,102.04)                 (6,994,570.08)

                                                ---------------                ---------------
Total Liabilities & Equity                        33,200,371.65                  33,416,007.61
                                                ---------------                ---------------


Cape May Light, L.L.C.                                         ATTACHMENT 6                                                01-10961
                                                 Summary List of Due To/Due From Accounts
                                                   For the Month Ended January 31, 2002

                                                                       BEGINNING                                      ENDING
AFFILIATE NAME                                    CASE NUMBER          BALANCE            DEBITS    CREDITS           BALANCE
American Classic Voyages Co.                      01-10954               657,659.57           --            --          657,659.57
AMCV Cruise Operations, Inc.                      01-10967            (8,003,911.72)          --     11,981.21       (8,015,892.93)
The Delta Queen Steamboat Co.                     01-10970             8,466,448.11           --            --        8,466,448.11
DQSB II, Inc.                                     01-10974                   (82.74)          --            --              (82.74)
Great AQ Steamboat, L.L.C                         01-10960             1,640,241.44           --            --        1,640,241.44
Great Pacific NW Cruise Line, L.L.C               01-10977                (5,380.67)          --            --           (5,380.67)
Great River Cruise Line, L.L.C                    01-10963               (33,543.95)          --            --          (33,543.95)
Great Ocean Cruise Line, L.L.C                    01-10959                (1,844.01)          --            --           (1,844.01)
Cruise America Travel, Incorporated               01-10966            (1,054,561.24)          --            --       (1,054,561.24)
Delta Queen Coastal Voyages, L.L.C                01-10964               200,367.38       250.00            --          200,617.38
Cape Cod Light, L.L.C                             01-10962                (8,675.31)          --            --           (8,675.31)
Project America, Inc.                             N/A                    (57,268.50)          --            --          (57,268.50)
Oceanic Ship Co.                                  N/A                     13,839.73           --            --           13,839.73
Project America Ship II, Inc.                     N/A                    412,316.64           --            --          412,316.64
Ocean Development Co.                             01-10972           (14,604,239.22)          --            --      (14,604,239.22)
Great Hawaiian Properties Corporation             01-10971                 4,188.00           --            --            4,188.00
CAT II, Inc.                                      01-10968                 2,038.56           --            --            2,038.56
                                                                     -------------------------------------------------------------
                                                                     (12,372,407.93)      250.00     11,981.21      (12,384,139.14)
                                                                     =============================================================


CAPE MAY LIGHT, L.L.C.                         CASE #:            01-10961 (EIK)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING





DETAIL:                                            0-30 DAYS       31-60 DAYS          61-90 DAYS          91+ DAYS       TOTAL
Paymentech Credit Card Processor                                                                           11379.68       11379.68
American Express Credit Card Processor                                                                      3169.29        3169.29
Discover Credit Card Processor                                                                               1025.8         1025.8
Diners Credit Card Processor                                                                                  76.38          76.38
Travel Agents                                                                                                                    0

Total                                                      0                0                   0          15651.15       15651.15







                                                                  ATTACHMENT # 7

                                 CAPE MAY LIGHT                     Attachment 8
                                AP-STEAMER CHECKS

                               31-000-221300-00000

                                   FEBRUARY-02

OUTSTANDING CHECKS:

              1091 Multi-Marques                                $    (50.00)
              1162 K. McKnight-McRae's                          $   (100.00)
              1166 K. McKnight-Gordon's                         $   (100.00)
              1192 Donald Vivier-Capitol One                    $    (40.00)
              1195 Donald Vivier-Retailer Nat. Bank             $    (20.00)
              1200 Joycelyn Owens-grats paid out                $    (14.10)

              Total per G/L:                                    $   (324.10)
                                                                ===========


DEBTOR:  CAPE MAY LIGHT, L.L.C.                     CASE NUMBER:  01-10961 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO FEBRUARY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.


2. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. The Debtor ceased operating its primary asset, the Cape May Light, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay-up accrual or asset values pending the outcome of Chapter 11 proceedings.

4. Restricted cash represents escrowed proceeds from debt issued to finance the construction of the Cape May Light. The debt is guaranteed by, and the restricted cash is controlled by, the U.S. Maritime Administration. This account was last

DEBTOR:  CAPE MAY LIGHT, L.L.C.                     CASE NUMBER:  01-10961 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO FEBRUARY MONTHLY OPERATING REPORT


         reconciled on October 22, 2001. The trustee has not provided to the Debtor additional information needed to reconcile the account since that date.